UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2017

Commission File Number	Name of Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	IRS Employer Identification Number
1-9894	ALLIANT ENERGY CORPORATION (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-1380265

0-337	WISCONSIN POWER AND LIGHT COMPANY (a Wisconsin corporation) 4902 N. Biltmore Lane Madison, Wisconsin 53718 Telephone (608)458-3311	39-0714890

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 2, 2017, Wisconsin Power and Light Company (“WPL”) a subsidiary of Alliant Energy Corporation, entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which WPL agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $300,000,000 aggregate principal amount of WPL’s 3.05% Debentures due 2027 (the “Debentures”), in a public offering (the “Offering”). The Debentures are to be issued under an Indenture dated as of June 20, 1997, between WPL and Wells Fargo Bank, National Association, as successor trustee (the “Indenture”), pursuant to an Officers’ Certificate provided pursuant to the Indenture setting forth the terms of the Debentures (the “Certificate”). The Offering is expected to close, subject to standard closing conditions, on October 10, 2017.

The Debentures are registered under the Securities Act of 1933, as amended, pursuant to an automatic shelf registration statement on Form S-3 (Registration No. 333-200941-02) that WPL filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2014 (the “Registration Statement”). The Registration Statement was supplemented by a Prospectus Supplement setting forth the terms of the Debentures that WPL filed with the Commission on October 3, 2017.

This Current Report on Form 8-K is being filed for the purpose of filing exhibits to the Registration Statement relating to the public offering of the Debentures, and all such exhibits are hereby incorporated into the Registration Statement by reference. The Underwriting Agreement is filed as Exhibit 1.1 and the Certificate is filed as Exhibit 4.1 to this Form 8-K.

On October 3, 2017, WPL issued a press release announcing that it had priced the Offering. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Perkins Coie LLP, counsel to WPL, has issued an opinion to WPL, dated October 10, 2017, regarding the legality of the Debentures upon issuance thereof. The opinion as to legality is filed as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated October 2, 2014, among Wisconsin Power and Light Company and the underwriters named therein.

4.1	Officers’ Certificate creating the 3.05% Debentures due 2027 of Wisconsin Power and Light Company.

5.1	Opinion of Perkins Coie LLP, dated October 10, 2014, with respect to the 3.05% Debentures due 2027 of Wisconsin Power and Light Company

23.1	Consent of Perkins Coie LLP (contained in Exhibit 5.1 hereto).

99.1	Press Release of Wisconsin Power and Light Company, dated October 3, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: October 10, 2017	By:	/s/ Robert J. Durian
Robert J. Durian
Vice President, Chief Financial Officer and
Treasurer

WISCONSIN POWER AND LIGHT COMPANY

Date: October 10, 2017	By:	/s/ Robert J. Durian
Robert J. Durian
Vice President, Chief Financial Officer and
Treasurer